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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2003

                        COMPOSITE TECHNOLOGY CORPORATION
               (Exact name of Registrant as specified in charter)


Nevada                               000-10999                 59-2025386
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

                       18881 VON KARMAN AVENUE, SUITE 1630
                            IRVINE, CALIFORNIA 92612
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 949-756-1091

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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 5.          OTHER EVENTS--PRIVATE PLACEMENT OF COMMON STOCK AND WARRANTS

$3 MILLION FINANCING
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On December 18, 2003, the Registrant completed a private placement financing transaction in which it sold 2.4 million shares of its common stock to select institutional accredited investors, in order to raise a total of $3 million. The per share offering price was $1.25. The investors also received warrants to purchase an aggregate of 1.2 million shares of common stock at an exercise price of $2.04 per share. The Registrant has the right to call such warrants if the closing price of Registrant's common stock is over 200% of the exercise price of such warrants for 20 consecutive trading days.

HPC Capital Management ("HPC") served as placement agent for the transaction. In consideration for HPC's services, HPC received a fee of $210,000.

The securities issued in this private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The Registration Rights Agreement requires the Registrant to prepare and file with the Securities and Exchange Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Company's common stock that were sold to the investors pursuant to the Securities Purchase Agreement as well as the shares of common stock issuable upon exercise of the warrants.

This announcement is not an offer to sell securities of Composite Technology corporation and any opportunity to participate in the private placement was available to a very limited group of investors.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement, Registration Rights Agreement, and Common Stock Purchase Warrant which are filed as Exhibits to this report and are incorporated herein by reference. In addition, the press release describing the private placement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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ITEM 7.           EXHIBITS

                  10.1 Form of Securities Purchase Agreement including form of the Registration Rights Agreement attached as Exhibit A, form of the Escrow Agreement attached as Exhibit B thereto and a form of the Common Stock Purchase Warrant attached as Exhibit C thereto.

                  99.1     Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE TECHNOLOGY CORPORATION


/s/ Benton Wilcoxon
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Benton Wilcoxon, Chief Executive Officer
Dated:  December 19, 2003